Other relevant events of the year	12 Months Ended
Jun. 30, 2024
Other relevant events of the year
Other relevant events of the year

33. Other relevant events of the year

Warrants – Modification on Ratio and Price -

On September 15, 2023, we reported that as a result of (i) an increase in the capital stock through the partial capitalization of the Issue Premium account; and (ii) an amendment to section seven of its bylaws, changing the nominal value of the ordinary shares from one peso (ARS 1) to ten pesos (ARS 10) each and entitled to one (1) vote per share, which was informed in September 13, 2023, where the outstanding shares will change from 811,137,457 common shares, with a nominal value of ARS 1 each and one vote per share, to 736,354,245 common shares with a nominal value of ARS 10 each and one vote per share, as it was approved by the shareholders meeting held on April 27, 2023. The terms and conditions of the outstanding warrants for common shares of the Company have been modified as follows:

Amount of shares to be issued per warrant:

•	Ratio previous to the adjustment: 1.1719 (Nominal Value ARS 1);

•	Ratio after the adjustment (current): 1.0639 (Nominal Value ARS 10).

 Warrant exercise price per new share to be issued:

•	Price previous to the adjustment: USD 0.3689 (Nominal Value ARS 1);

•	Price after the adjustment (current): USD 0.4063 (Nominal Value ARS 10).

 The other terms and conditions of the warrants remain the same.

General Ordinary and Extraordinary Shareholders’ Meeting

On October 5, 2023, the General Ordinary and Extraordinary Shareholders’ Meeting was held where it was resolved to allocate the results of the year as follows: (I) ARS 2,867.5 million to the integration of the Legal Reserve, (ARS 3,428.9 million in homogeneous currency of the date of the Shareholders' meeting) and, (II) the remainder for the sum of ARS 54,483.3 million (ARS 65,148.9 million in homogeneous currency of the date of the Shareholders' meeting), to the distribution of a dividend to Shareholders in proportion to their shareholdings, payable in cash for the sum of ARS 64,000 million. Taking into consideration that the restated results were sufficient to cover the payment of the proposed dividends, it was approved to allocate the balance of the restated results for the year (ARS 1,148.9 million) to the integration of the Reserve for future dividends. The amounts are expressed in currency defined as approved by the Ordinary and Extraordinary Shareholders' Meeting.

Likewise, it was approved to distribute 13,928,410 own shares in the portfolio of nominal value ARS 1 to the Shareholders in proportion to their shareholdings. Due to the aforementioned change in nominal value, each share of nominal value ARS1 corresponds to 0.90780451408 shares of nominal value ARS10, therefore, said amount updated by the aforementioned liquidation corresponds to the amount of 12,644,273 shares of nominal value ARS 10.

On October 20, 2023, IRSA reported that it had made the payment of the dividend approved at the meeting held on October 5, 2023 in Argentina.

The cash dividend and treasury shares distribution among GDS holders have been delayed due to the exchange and securities restrictions in force in Argentina. On October 20, 2023, the Company deposited the amount corresponding to the cash dividend in the mutual fund called “Super Ahorro $” managed by Santander Asset Management Gerente de Fondos Comunes de Inversión S.A., to preserve the value of the dividend in Argentine pesos. On December 12, 2023, the Company transferred the funds to the Depositary Bank of New York, fulfilling its obligation to pay dividends and leaving in the hands of the Depositary the completion of the process with the distribution to the holders.

On January 19, 2024, once the corresponding administrative processes had been completed, the Depositary paid the cash dividend, for a net amount per GDS of USD 0.955110, including the yield of the “Super Ahorro $” fund. Likewise, on January 29, 2024, the distribution of treasury shares was carried out among GDS holders.

The aforementioned corresponds to the payment of dividends to foreign holders, the dividends to local shareholders were canceled on October 12, 2023.

Change in Warrants terms and conditions

Because of the payment of cash dividends and the pro-rata distribution of treasury shares among its shareholders, made by the Company on October 12, 2023, certain terms and conditions of the outstanding warrants to subscribe common shares have changed:

•	Number of shares to be issued per warrant: Pre-dividend ratio: 1.0639. Post-dividend ratio: 1.2272 (nominal value ARS 10).

•	Exercise price per new share to be issued: Pre-dividend price: USD 0.4063. Post-dividend price: USD 0.3522 (nominal value ARS 10).

The other terms and conditions of the warrants remain the same.

Warrants exercise

During the year ended June 30, 2024, certain warrant holders exercised their right to purchase additional shares. For this reason, USD 1.7 million were received, for converted warrants of 4,041,117 and a total of 5,104,917 common shares of the Company with a nominal value of ARS 10 were issued.

Extension of the concession contract of La Rural S.A.

On December 11, 2023 in the Autonomous City of Buenos Aires (CABA), Ogden S.A., a company controlled by the Group, together with Sociedad Rural Argentina (“SRA”) and La Rural de Palermo S.A. entered into a Joint Venture and Shareholders Agreement through which the extension of the exploitation term of the Property located at 4431 Juncal Street, CABA (of which La Rural S.A. is the usufructuary) was extended until December 31, 2037 with the option of extension until December 31, 2041.

The aforementioned agreement is the extension of the Usufruct Contract for the “Predio Ferial de Palermo” (“CUP99/04”), signed in 1999 and modified in 2004, and the Joint Venture Agreement AJV/13 signed between the parties on September 25, 2013.

For the extension of the usufruct term under La Rural S.A., Ogden S.A. will pay the SRA the sum of twelve million US dollars (USD 12 million) for all purposes, which will be paid in five annual installments. The first of these was paid upon approval of the agreement by the Shareholders’ Meeting of the SRA.

The validity of the aforementioned agreement was subject to the approval of the Shareholders’ Meeting of the SRA, approval which took place on February 1, 2024.

Banco Hipotecario S.A. – Cash dividend payment

On March 27, 2024, the Ordinary and Extraordinary General Shareholders’ Meeting of Banco Hipotecario S.A. approved the payment of a dividend of ARS 26,500 million, which will be paid in proportion of each shareholder’s stake and will be calculated in constant currency as of the date of the Shareholders’ Meeting and payment. The amounts are expressed in the currency defined as approved by the Ordinary and Extraordinary General Meeting of Shareholders.

On May 3, 2024, the BCRA approved the distribution of said dividend, which was paid in three consecutive monthly installments on May 27, June 27, and July 29, 2024.

La Rural S.A. – Cash dividend payment

On April 25, 2024, the Ordinary General Shareholders’ Meeting of La Rural S.A. approved the payment of a dividend of ARS 2,000 million. These were paid fully as of the date of these consolidated financial statements. The amounts are expressed in the currency defined as approved by the Ordinary General Shareholders’ Meeting.

Cash dividend payment

On May 2, 2024, through a Board Meeting in accordance with the delegation resolved by the Ordinary and Extraordinary General Shareholders’ Meeting of IRSA on October 28, 2022, regarding the utilization and allocation of the special reserve, it was approved to make available to its shareholders, starting from May 9, 2024, a cash dividend for the amount of ARS 55,000 million. The amounts are expressed in the currency defined as approved by the Ordinary and Extraordinary General Meeting of Shareholders.

Change in Warrants terms and conditions

Because of the payment of cash dividends and the pro-rata distribution of treasury shares among its shareholders, made by IRSA on May 9, 2024, certain terms and conditions of the outstanding warrants to subscribe common shares have changed:

•	Number of shares to be issued per warrant: Pre-dividend ratio: 1.2272. Post-dividend ratio: 1.3070 (nominal value ARS 10).

•	Exercise price per new share to be issued: Pre-dividend price: USD 0.3522. Post-dividend price: USD 0.3307 (nominal value ARS 10).

The other terms and conditions of the warrants remain the same.

Economic context in which the Group operated

The Group operated in an economic context characterized by significant fluctuations in its key variables. The most relevant aspects are detailed below:

•	Economic Activity: At the end of 2023, the country experienced a 1.6% decline in its economic activity, according to INDEC data. This negative trend continued during the first quarter of the 2024, with a 2.6% decrease compared to the fourth quarter of the previous year. This trend persisted throughout the second quarter of the 2024 calendar year. The expectation of economic contraction remains for the rest of 2024, with a projected recovery of 3.5% in 2025, according to participants in the Market Expectations Survey (REM) carried out in September 2024.
•	Inflation: Between July 1, 2023, and June 30, 2024, accumulated inflation reached 271.5% (measured by the CPI). During the first half of 2024, inflation showed a deceleration, and the annual inflation projection for December 2024, according to the REM carried out in September 2024, is expected to be 123.6%. As a subsequent event, the accumulated inflation between July 1, 2024 and September 30, 2024 reached 12%.
•	Exchange Rate: During the same period, according to the official exchange rate, the Argentine peso nominally depreciated against the US dollar, moving from ARS 256.7 to ARS 912 per dollar by the end of the period. The MEP dollar followed a similar trend, going from ARS 482.52 to ARS 1,348.58. As a subsequent event, the official exchange rate increased from ARS 912 to ARS 970.5 per dollar, while the MEP dollar decreased from ARS 1,348.58 to ARS 1,210 per dollar. The effects on those figures subject to these exchange rates will be reflected in the interim consolidated financial statements as of September 2024.
•	Fiscal Surplus: In the first half of 2024, Argentina achieved a fiscal surplus of 0.4% of GDP as a result of the government’s severe measures to stabilize public accounts, reduce monetary issuance, and lower inflation.
•	Currency Restrictions: The monetary authority maintained the exchange restrictions established in previous years throughout 2023 and the first half of 2024.However, the government has initiated a gradual process to relax these restrictions to promote sustainable growth. Despite these restrictions, the company successfully met all its financial and contractual obligations

On December 10, 2023, a new government took office in Argentina with the intention of carrying out a broad legal and regulatory reform.

Among the first measures taken by the new government was a Decree of Necessity and Urgency (DNU) issued in December 2023, which introduced amendments to various laws. Although the DNU was rejected by the Senate, some of its provisions remained in effect due to judicial actions that suspended certain modifications. Subsequently, in June 2024, the “Law of Bases and Starting Points for the Freedom of Argentinians” was enacted. This law declares a public emergency in administrative, economic, financial, and energy matters for one year and delegates powers to the national Executive Branch to reorganize public administration, reduce the deficit, and improve transparency in state management. The law also introduces reforms in the labor market, customs code and the status of public companies. Although some provisions faced resistance and legal challenges, the law has been regarded as a fundamental step in the country’s economic restructuring.

The reforms proposed by the new government, including the “Law of Bases and Starting Points for the Freedom of Argentinians”, are in the process of implementation and legislative discussion. Although some provisions have been approved, many of the reforms still face resistance and legal challenges. The evolution of these reforms and any new measures that may be announced remain uncertain at this time.

The Group’s management continuously monitors the evolution of variables affecting its business to define its course of action and identify potential impacts on its financial and equity position. The Group’s financial statements should be read in light of these circumstances.